SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549

                            -------------------

                                 FORM 8-K


                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  May 12, 2004
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                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


       Florida                    0-13358                    59-2273542
       -------                    -------                    ----------
(State of Incorporation)  (Commission File Number)        (IRS Employer
                                                        Identification No.)


   217 North Monroe Street, Tallahassee, Florida            32301
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      (Address of principal executive office)             (Zip Code)




   Registrant's telephone number, including area code: (850) 671-0300
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            ------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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                         CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT

Item 5.  Other Events

     Capital City Bank Group, Inc. (the "Company") reports the events described in Exhibit 99.1 and incorporates Exhibit 99.1 by reference into this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     99.1  Copy of the Company's Press Release issued May 13, 2004.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAPITAL CITY BANK GROUP, INC.

Date:   May 14, 2004                   By: /s/ J. Kimbrough Davis
                                           ---------------------------------
                                           J. Kimbrough Davis,
                                           Executive Vice President
                                           and Chief Financial Officer



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                        CAPITAL CITY BANK GROUP, INC.

                         Current Report on Form 8-K

                                Exhibit Index

Exhibit No.   Description
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99.1          Copy of the Company's Press Release issued May 13, 2004.



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